SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ClearSign Technologies Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Form, Schedule or Registration Statement No.:

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Date Filed:

ClearSign Technologies Corporation
12870 Interurban Avenue South
Seattle, WA 98168
Dear Shareholder:
You are invited to attend the Annual Meeting of Shareholders of ClearSign Technologies Corporation on Wednesday, June 17, 2020, at 10:00 a.m. Pacific time. The Annual Meeting will be a completely virtual meeting of shareholders conducted live via the internet. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CLIR2020. Enclosed with this letter are your Notice of Annual Meeting of Shareholders, proxy statement and proxy voting card along with a copy of the Company’s Annual Report on Form 10-K. The proxy statement included with this letter discusses each of the proposals to be considered at the Annual Meeting.
At this year’s meeting, you will be asked to: (1) elect four directors to serve until the election and qualification of their successors; (2) approve, on an advisory basis, the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2020; (3) approve, on an advisory basis, the compensation paid to our named executive officers; and (4) approve one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum.
The Board of Directors has fixed the close of business on April 24, 2020 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).
Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s common stock on the Record Date, you are eligible to vote with respect to these matters either electronically, at the meeting, or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on it. Returning the proxy does NOT deprive you of your right to attend the virtual meeting and vote your shares.
Sincerely,
/s/ Colin James Deller

Colin James Deller,
Chief Executive Officer
Seattle, Washington
April 27, 2020

ClearSign Technologies Corporation
12870 Interurban Avenue South
Seattle, Washington 98168
Notice of Annual Meeting of Shareholders
to be held June 17, 2020
To the Shareholders of ClearSign Technologies Corporation:
The Annual Meeting of Shareholders will be held at 10:00 a.m. Pacific time on Wednesday, June 17, 2020. The Annual Meeting will be a completely virtual meeting of shareholders conducted live via the internet. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/CLIR2020. During the Annual Meeting, shareholders will be asked to:
(1)
elect four directors to serve until the election and qualification of their successors;

(2)
approve, on an advisory basis, the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2020;

(3)
approve, on an advisory basis, the compensation paid to our named executive officers; and

(4)
approve one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum.

If you are a shareholder of record as of April 24, 2020, you may vote at the Annual Meeting as further described in the accompanying proxy statement. The date of mailing this Notice of Meeting and proxy statement is on or about May 1, 2020.
April 27, 2020
By order of the Board of Directors
/s/ Brian G. Fike

Brian G. Fike
Chief Financial Officer, Treasurer and Secretary

i

ATTENDING THE VIRTUAL ANNUAL MEETING AND THE PROXY PROCEDURE
This proxy statement and the accompanying proxy card are first being mailed on or about May 1, 2020 to owners of record of shares of common stock of ClearSign Technologies Corporation (which may be referred to in this proxy statement as “we,” “us,” “ClearSign,” or the “Company”) in connection with the solicitation of proxies by our board of directors (“Board”) for our virtual annual meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, June 17, 2020, at 10:00 a.m. Pacific time. This proxy procedure permits all shareholders, many of whom are unable to attend the Annual Meeting, to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.
You will be able to attend the Annual Meeting online. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/CLIR2020 and enter the 16-digit control number included on your proxy card. You may begin to log into the meeting platform beginning at 9:45 a.m. Pacific time on June 17, 2020.
Shareholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/CLIR2020. A technical support telephone number that you can call if you encounter any difficulties accessing the virtual meeting will be posted on the log-in page of www.virtualshareholdermeeting.com/CLIR2020.
IMPORTANT NOTICE
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU VOTE BY TELEPHONE, OVER THE INTERNET OR BY MARKING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING AT THE MEETING.
THANK YOU FOR ACTING PROMPTLY
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2020: The Notice of Annual Meeting, proxy statement and 2019 Annual Report on Form 10-K are also available at www.clearsign.com, which does not have “cookies” that identify visitors to the site.
ii

ABOUT THE MEETING: QUESTIONS AND ANSWERS
What am I voting on?
At this year’s meeting, you will be asked to:
(1)
elect four directors to serve until the election and qualification of their successors;

(2)
approve, on an advisory basis, the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2020;

(3)
approve, on an advisory basis, the compensation paid to our named executive officers; and

(4)
approve one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?
Shareholders of record at the close of business on April 24, 2020 (the “Record Date”) may vote at the Annual Meeting. Each share of our common stock has one vote. There were 26,709,761 shares of common stock outstanding on April 24, 2020.
How do I vote?
You may vote over the internet, by telephone, by mail or at the Annual Meeting.
Vote by Internet.   You can vote via the internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the internet. You can use the internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, June 16, 2020. Internet voting is available 24 hours a day. If you vote via the internet, you do not need to vote by telephone or return a proxy card.
Vote by Telephone.   You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Tuesday, June 16, 2020. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the internet or return a proxy card.
Vote by Mail.   If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to ClearSign Technologies Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.
Vote at the Meeting.   You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/CLIR2020. You will need the 16-digit control number included on your proxy card. If you previously voted via the internet or by telephone or mail, you will not limit your right to vote online at the Annual Meeting.
If you vote by internet, telephone or mail, you will be designating Colin James Deller, our Chief Executive Officer, and/or Brian G. Fike, our Chief Financial Officer, Treasurer and Secretary, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.
Submitting a proxy will not affect your right to attend the Annual Meeting and vote electronically.
If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.
Can I receive future materials via the internet?
If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?
A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Colin James Deller, our Chief Executive Officer, and/or Brian G. Fike, our Chief Financial Officer, Treasurer and Secretary, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be counted.
How will my proxy vote my shares?
If you are a shareholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the director-nominees (see Proposal 1), “FOR” the approval, on an advisory basis, of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2020 (see Proposal 2), “FOR” approving, on an advisory basis, of the compensation paid to our named executive officers (see Proposal 3) and “FOR” approving one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum (see Proposal 4).
We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so, however, we will transact any such other business as may properly come before the Annual Meeting or any adjournments thereof. Your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.
If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions your Nominee provides.
You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters. Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of our common stock), the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation and to the implementation of, or a material revision to, an equity incentive plan are also not considered routine matters. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to Proposals 1 and 3, votes may not be cast on your behalf. If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote.
How do I change my vote?
If you are a shareholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:
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notifying our Chief Financial Officer, Treasurer and Secretary, Brian G. Fike, by e-mail to brian.fike@clearsign.com that you are revoking your proxy;

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submitting a proxy at a later date via the internet or telephone or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked; or

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attending and voting at the Annual Meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions provided by your Nominee.
Who will count the votes?
Our Secretary, Brian G. Fike, will act as the inspector of election and count the votes, with the assistance of reports provided by Broadridge Shareholder Services.
What constitutes a quorum?
The holders of a majority of the Company’s eligible votes as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.
What vote is required to approve each proposal?
Election of Directors.   For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy with voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.
Approval, on an Advisory Basis, of the Appointment of Gumbiner Savett Inc. as the Company’s Independent Registered Public Accounting Firm.   This is an advisory vote only and not binding on the Company. The Audit Committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.
Approval, on an Advisory Basis, of the Compensation Paid to our Named Executive Officers.   Proposal 3 is also an advisory vote only. This vote will not be binding on us, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions for our executive officers.
Other Proposals.   So long as a quorum is present, in order to approve any other proposal that might properly come before the Annual Meeting, the affirmative vote of the holders of shares of common stock entitled to vote must exceed the votes cast against the proposal, except when a different vote is required by law or by our articles of incorporation or bylaws.
Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to any of the proposals.
What percentage of the Company’s common stock do our directors and officers own?
As of April 24, 2020, our current directors and executive officers beneficially owned approximately 25.6% of our common stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 22 for more details.
Who is soliciting proxies, how are they being solicited, and who pays the cost?
We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail. Proxies may also be solicited in person, by telephone, by facsimile or by other methods of communication. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

We do not plan to employ a professional solicitation firm with respect to proposals to be presented at the Annual Meeting. However if, for example, we do not believe we will meet the quorum requirements for shareholder meetings set forth in our bylaws, we may retain a proxy solicitation firm to solicit proxies. If we do so, we will pay a fee for those services and will reimburse the proxy solicitation firm for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We may also agree that the proxy solicitation firm’s fees may increase if certain changes in the scope of its services occur.
Who is the independent registered public accounting firm, and will they be represented at the Annual Meeting?
Gumbiner Savett Inc. served as the independent registered public accounting firm auditing and reporting on our consolidated financial statements for the year ended December 31, 2019 and has been appointed to serve as our independent registered public accounting firm for 2020. We expect that representatives of Gumbiner Savett Inc. will not be present at the Annual Meeting.
What are the recommendations of the Board?
The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:
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FOR the election of the director nominees (see Proposal 1);

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FOR the approval of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2020 (see Proposal 2);

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FOR the approval of the compensation paid to our named executive officers (see Proposal 3); and

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FOR the approval of one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

GOVERNANCE OF THE COMPANY
The following table sets forth the names and ages of the directors and executive officers serving immediately prior to the Annual Meeting. Our officers are appointed by, and serve at the pleasure of, the Board.
Name	Age	Position
Colin James Deller	52	Chief Executive Officer and Director
Brian G. Fike	51	Chief Financial Officer, Treasurer and Secretary
Robert T. Hoffman Sr.	61	Director
Lon E. Bell, Ph.D.*	79	Director
Susanne L. Meline	52	Director
Bruce A. Pate	62	Director

*
Dr. Bell notified us on April 15, 2020 that he would not stand for re-election, therefore his term will expire on the date of the Annual Meeting.

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Washington Business Corporation Act and our bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its Committees.
Shareholders may communicate with the members of the Board, either individually or collectively, or with any independent directors, individually or as a group, by writing to the Board at 12870 Interurban Avenue South, Seattle, Washington 98168. These communications will be reviewed by the Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Corporate Governance Committee, the Secretary presents a summary of communications received but not forwarded in accordance with subsection (a) and will make those communications available to any director upon request.
Independence of Directors
In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, the Board concluded its annual review of director independence in February 2020. After considering all relevant facts and circumstances, the Board affirmatively determined that all of the directors then serving on the Board, including those nominated for election at the Annual Meeting, are independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3(b) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the exception of Robert T. Hoffman Sr. and Colin James Deller.
Board Meetings and Committees of our Board
The Board has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, referred to in this proxy statement as the “Governance Committee” (collectively, the “Board Committees”). Immediately prior to the Annual Meeting, our independent directors, Ms. Meline, Dr. Bell and Mr. Pate, were members of each of the Board Committees. On April 15, 2020, Dr. Bell informed the Board that he would not stand for re-election, therefore, the current members of the Board Committees are Ms. Meline and Mr. Pate. Ms. Meline is the Chairperson of the Audit Committee and the Board has determined that she, together with Mr. Pate, are audit committee financial experts. Mr. Pate is the Chairperson of the Compensation Committee and the Governance

Committee. During the year ended December 31, 2019, the Board held ten meetings, the Audit Committee held six meetings, the Compensation Committee held four meetings, and the Governance Committee held four meetings. Each of our directors attended at least 75% of the meetings held by the Board and the Board Committees of which he or she is a member. We do not have a policy with regard to Board attendance at the Annual Meeting. All of the members of our Board attended the 2019 Annual Meeting.
Audit Committee
The Audit Committee operates pursuant to a charter that can be viewed on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). The role of the Audit Committee includes, but is not limited to, the following:
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overseeing management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

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appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

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overseeing management’s maintenance of internal controls and procedures for financial reporting at least annually;

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overseeing our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

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overseeing the independent registered public accounting firm’s qualifications and independence;

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preparing the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement; and

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discharging such duties and responsibilities as may be required of the Audit Committee by the provisions of applicable laws, rules or regulations.

The Audit Committee is authorized (without seeking Board approval) to retain or terminate special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to meet with any members of, or advisors to, the Audit Committee.
Compensation Committee
The role of the Compensation Committee is to:
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review, approve and recommend to the Board our compensation and benefits policies generally and the annual compensation (base salary, bonus and other benefits) for all of our executives, including our Chief Executive Officer;

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administer the ClearSign Technologies Corporation 2011 Equity Incentive Plan and the 2013 Consultant Stock Plan; and

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annually review and make recommendations to the Board with respect to the compensation of non-executive directors, including any incentive plan compensation.

A copy of the charter of the Compensation Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).
The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant used to provide advice on compensation levels or assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Pursuant to the terms of the ClearSign Technologies Corporation 2011 Equity Incentive Plan, the Compensation Committee may delegate to one or more officers of the Company the authority to grant awards under the plan to participants who are not insiders of the Company.
Nominating and Corporate Governance Committee
The role of the Governance Committee is to:
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evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

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determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

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establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

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review planning for succession to the positions of Chairperson of the Board and Chief Executive Officer and other senior management positions;

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annually recommend to the Board persons to be nominated for election as directors;

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recommend to the Board the members of all standing committees;

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adopt or develop for Board consideration corporate governance principles and policies; and

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periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees.

A copy of the charter of the Governance Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). The members of the Governance Committee reviewed the qualifications of the director-nominees.
Policy with Regard to Security Holder Proposals and Director Recommendations
Shareholder proposals are reviewed by the Secretary for compliance with the requirements for such proposals, which are set forth in our Policy Regarding Shareholder Candidates for Nomination (the “Policy”) and in Regulation 14a-8 of the Exchange Act. Shareholder proposals that meet these requirements will be summarized by the Secretary. Summaries and copies of the shareholder proposals are circulated to the Chairman of the Governance Committee.
The Governance Committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder (a “Nominating Shareholder”), the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. The Policy requires a Nominating Shareholder to have continuously held at least 5% of the Company’s common stock for at least three years by the date the name of the candidate is submitted, and to continue to hold the common stock through the date of the annual meeting. The Policy permits a Nominating Shareholder to submit one candidate for consideration at any annual meeting of shareholders. Pursuant to the Policy, a Nominating Shareholder must submit a candidate for consideration as a director in writing to the Company’s Secretary; the submission must be received by a date not later than the 120th calendar day before the anniversary of the date that the prior year’s annual meeting proxy statement was released to shareholders (or if the annual meeting date has changed by more than 30 days, a reasonable time before we begin to print and mail the proxy statement) and must include the following information:
1.
The name, address and number of shares of common stock owned by the Nominating Shareholder;

2.
A representation that the Nominating Shareholder meets the requirements described above and will continue to meet them through the date of the annual meeting. If the Nominating Shareholder is not a registered holder of the Company’s common stock, the Nominating Shareholder must provide evidence of eligibility as provided in Exchange Act Rule 14a-8(b)(2).

3.
A description of all arrangements or understandings (whether written or oral) between or among the Nominating Shareholder and the candidate or any other person or entity (naming such person or entity) regarding the candidate’s nomination.

4.
All information regarding the candidate that the Company would be required to disclose in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission with respect to a meeting at which the candidate would stand for election.

5.
Confirmation that the candidate is independent under the independence requirements established by the Company, Rule 10A-3(b) promulgated under the Exchange Act and Nasdaq Listing Rule 5605(a)(2), or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent.

6.
The consent of the candidate to serve as a member of the Company’s board of directors, if nominated and elected.

7.
A representation signed by the candidate that if elected he or she will:

(i)
represent all shareholders of the Company in accordance with applicable laws and the Company’s article of incorporation, bylaws and other policies;

(ii)
comply with all rules, policies or requirements generally applicable to non-executive directors; and

(iii)
upon request, complete and sign a customary director and officer questionnaire.

Our Policy Regarding Shareholder Candidates for Nomination is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).
Director Qualifications and Diversity
The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should preferably have board experience with one or more companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in combustion, technology, air pollution control and air emission regulation, intellectual property, start-up companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.
In evaluating nominations to the Board, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Governance Committee took these specifications into account in formulating and re-nominating its present Board members. The current director candidates were recommended by the Governance Committee, which is comprised of only independent directors.
Compensation Committee Interlocks and Insider Participation
None of our prior or current executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee.
Code of Ethics
We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). We intend to satisfy the disclosure requirement regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting the information on our internet website, www.clearsign.com.
Risk Oversight by the Board of Directors
It is management’s responsibility to assess and manage the various risks we face. It is the Board’s responsibility to oversee management in this effort, in order to ensure that risks and uncertainties that may relate to our ongoing operations and to our plans for the future are considered and managed appropriately. In exercising its oversight, the Board has allocated some areas of focus to its Committees and has retained areas of focus for itself, as more fully described below.
Full Board — Risks and exposures focused on by the full Board include strategic, financial and execution risks including cyber and safety risks, and other current matters that may present material risks to our operations, plans, prospects or reputation. Throughout the year, the Chief Executive Officer discusses these risks with the Board during strategy reviews that focus on a particular function or aspect of our business.
Audit Committee — Risks and exposures focused on by the Audit Committee are those associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, risk management as a whole and credit and liquidity matters.
Governance Committee — Risks and exposures focused on by the Governance Committee are those relating to corporate governance and management and director succession planning.
Compensation Committee — Risks and exposures focused on by the Compensation Committee are those associated with leadership assessment and compensation programs and arrangements, including incentive plans, to ensure that compensation incentives are aligned with our risk management objectives.
Board Leadership Structure
The Chairperson of the Board presides at all meetings of the Board. The Chairperson is appointed on an annual basis by a majority vote of the directors. At a special meeting of the Board held on November 6, 2018, the Board determined to separate the offices of the Chief Executive Officer and the Chairperson. The Board believes that this leadership structure increases the Board’s independence from management by allocating authority for operational leadership to the Chief Executive Officer while allocating to the Board the responsibility for monitoring and overseeing management. The Board again appointed Ms. Meline to the role of lead independent director at a meeting held on February 13, 2020. As the lead independent director, Ms. Meline is the liaison between Mr. Hoffman, as the Chairperson, and the other independent directors. We believe that having a lead independent director will facilitate communication among the members of the Board.
Delinquent Section 16(a) Reports
Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that, with the exception of the individuals named below, all of its directors, officers and beneficial owners of more than 10% of our equity securities timely filed these reports during 2019.
Donald Kendrick, our Chief Technology Officer, and Stephen Sock, our Senior Vice President of Business Development, each filed a Form 4 reporting the grant of an option one day after the filing due date.
Robert T. Hoffman, Lon E. Bell, Susanne Meline, Bruce Pate and James Simmons, a former director, each filed a timely Form 4 reporting option grants made on May 9, 2019. The options were granted as compensation for the director services provided to the Company by each individual. However, the Form 4s reported only that portion of the options that vested as of the grant date, rather than reporting the entire grant. These individuals continued reporting the options as they vested until October 31, 2019 when the Form 4s were amended to report the entire option grant.

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominees for Election
As of the date of the Annual Meeting, the Board of Directors will be comprised of four members. Our Board, upon the recommendation of the Governance Committee, has nominated our four incumbent directors for re-election at the Annual Meeting. Each nominee has agreed, if elected, to serve until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.
If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes cast. There is no cumulative voting in the election of directors.
The following biographical information is furnished as to each nominee for election as a director:
Robert T. Hoffman Sr.
Mr. Hoffman became a director of our Company in July 2018 in conjunction with the execution of a Voting Agreement between the Company and clirSPV LLC and was appointed as Chairman in November 2018. Mr. Hoffman has more than 30 years of relevant capital markets experience and expertise. In 2011, Mr. Hoffman founded and continues to manage Princeton Opportunity Management LLC. Previously, he served as founder and managing partner of Candlewood Capital, a long/short fund which managed more than $1 billion in primarily institutional assets. Mr. Hoffman also was a Managing Director and Portfolio Manager for the Growth & Income (G&I) mutual fund and institutional assets of what was originally Scudder Stevens and Clark, where he was responsible for all buy and sell decisions. During his tenure, G&I assets under management expanded from approximately $1.75 billion to more than $25 billion. Mr. Hoffman was also nominated by two separate governors to serve three terms as a Member and Chairman of the State of New Jersey Investment Council (SIC) from 1990 to 2002. The SIC has ultimate oversight responsibility for state and local pension funds totaling more than $80 billion. Mr. Hoffman’s career also includes service as the Assistant State Treasurer for Pensions and Investments for the State of New Jersey, Special Assistant to the Governor of New Jersey and Mergers, and Acquisitions Analyst at ABN/LaSalle Bank. He holds an M.B.A. with Distinction from the Kellogg School of Management at Northwestern University and an Economics degree from Dartmouth College.
Susanne L. Meline
Ms. Meline has been a director of our Company since February 2018. In 2003, Ms. Meline co-founded Francis Capital Management (“FCM”), a value-based investment advisor, where she continues to specialize in analyzing small cap stocks. Prior to co-founding FCM, Ms. Meline worked as an investment banker with Houlihan Lokey, a global investment bank serving corporations, institutions, and governments worldwide. She also practiced law in the corporate group of Jones Day, an international law firm that provides legal advisory services across multiple disciplines and jurisdictions. Ms. Meline is a Certified Director through the UCLA Anderson School of Management, a Board Leadership Fellow for the National Association of Corporate Directors (the “NACD”) and holds a CERT Certificate in CyberSecurity Oversight from the NACD and Carnegie Mellon University Software Engineering Institute. Ms. Meline received a B.A in political science from UCLA, and a J.D. from the UC Hastings College of the Law. She has also served on the board of directors of Finomial Corporation.
Bruce A. Pate
Mr. Pate joined our Company as a director in January 2019. Mr. Pate is the general partner of Pate Capital Partners LP, which he founded in 2004 to invest in publicly traded companies with a special emphasis in energy and resource-related sectors. Prior to founding Pate Capital Partners LP, Mr. Pate spent over 20 years at Morgan Stanley & Co. as a principal of the firm, where he managed fixed income and equity portfolios for entrepreneurs, foundations, and corporations.
Colin James Deller
Dr. Deller joined us as our President in February 2019, transitioned to the office of Chief Executive Officer on April 1, 2019 and was appointed as a director on February 13, 2020. Dr. Deller began his career at

Hamworthy Combustion while also completing his Ph.D. In 1996, Dr. Deller joined Callidus, where he was employed in Project Engineering and Sales, and over the course of ten years advanced to serve as Chief Combustion Engineer and Manager of Burner Order Execution before being promoted to oversee Callidus’ entire burner business. From 2010 until he left Callidus, following the acquisition of Callidus by Honeywell, Dr. Deller served as General Manager with full profit and loss accountability for the Honeywell UOP Callidus burner business worldwide. During that time, he led his team in developing new international markets, including developing a leading market position in China. From May 2018 until he joined the Company, Dr. Deller served as the interim Global Operations Director for the entire Honeywell International UOP Callidus business, which includes flares and thermal oxidizers in addition to burners.
Dr. Deller has a Bachelor of Engineering in mechanical engineering from Portsmouth Polytechnic, U.K., a doctorate in flame chemistry from the University of Portsmouth, U.K., and an MBA from The University of London.
The investment experience that each of Ms. Meline and Messrs. Hoffman and Pate brings to our Board includes their experience in analyzing the operations of businesses, and particularly smaller capitalized companies, to determine the likelihood of success. In addition, Ms. Meline has significant experience with respect to best practices in corporate governance. We believe that their experience, together with the expertise brought to our operations by Dr. Deller, will help us achieve our goals of proving commercial viability of our products, generating interest from end users and original equipment manufacturers and licensing our technology. For these reasons we concluded that each of these individuals should serve as a director.
None of our director nominees is related to any other director nominee or any officer. None of our director nominees has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Exchange Act. Mr. Hoffman was selected as a director pursuant to the terms of a Voting Agreement we entered into with clirSPV LLC in July 2018. Mr. Pate was selected as a director pursuant to the terms of the Cooperation Agreement we entered into with Anthony DiGiandomenico and his affiliates in January 2019.
Director Compensation for 2019
The following table sets forth information concerning compensation for services rendered by our non-executive directors for 2019. The amounts represented in the “Option Awards” column reflect the grant date fair value of the options computed in accordance with FASB ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the director for such awards.
	Fees Earned or Paid in Cash		Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Lon E. Bell	$		$		$24,457(1)	$—	$—	$—	$24,457
James Simmons					23,378(2)	—	—	—	23,378
Bruce Pate					25,356(3)	—	—	—	25,356
Susanne Meline					32,729(4)				32,729
Robert T. Hoffman					31,108(5)				31,108
		$—		$—	$137,028	$—	$—	$—	$137,028

(1)
Since his appointment as a director, Dr. Bell has received grants of 99,693 shares of common stock and options for the purchase of 85,000 shares as compensation for his services. Dr. Bell has informed the Company that he will not stand for re-election, therefore his term will expire on the date of the Annual Meeting.

(2)
During his tenure as a director, Mr Simmons received options for the purchase of 65,000 shares of common stock as compensation for his services. Mr. Simmons resigned as a director on February 13, 2020.

(3)
Since his appointment as a director, Mr. Pate has received options for the purchase of 90,250 shares of common stock as compensation for his services.

(4)
Since her appointment as a director, Ms Meline has received grants of 27,027 shares of common stock and options for the purchase of 113,750 shares of common stock for her services.

(5)
Since his appointment as a director, Mr Hoffman has received grants of 13,514 shares of common stock and options for the purchase of 106,500 shares of common stock for his services.

In 2019, each non-executive director’s annual compensation was paid in options to purchase common stock. This component of the Company’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our shareholders.
All directors are reimbursed for ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Company’s expense reimbursement procedure applicable to all employees of the Company.
Other than the 2011 Equity Incentive Plan, the independent directors are not eligible to participate in the Company’s employee benefit plans, including the retirement plan.
Vote Required and Recommendation
The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. This means that the nominees receiving the most votes for election will be elected.
The Board unanimously recommends a vote “FOR” each of the nominees.

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference therein.
The Audit Committee of the Board has:
•
reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2019 with management;

•
discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

•
received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements audited by Gumbiner Savett Inc. for the year ended December 31, 2019 be included in its Annual Report on Form 10-K for such fiscal year.
Audit Committee of the Board
Susanne Meline, Chairperson
Lon E, Bell, Ph.D. (a member on the date of recommendation)
Bruce A. Pate

PROPOSAL 2 — APPROVE, ON AN ADVISORY BASIS, OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed Gumbiner Savett Inc. as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020. Gumbiner Savett Inc. has served as our independent registered public accounting firm since 2011.
Shareholder approval of the selection of Gumbiner Savett Inc. as our independent registered public accounting firm is advisory only and is not required by our bylaws or the Washington Business Corporation Act. The Board seeks such approval as a matter of good corporate practice. Should the shareholders fail to approve the selection of Gumbiner Savett Inc. as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm in the future. In making its recommendation to the Board that shareholders ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2020, the Audit Committee considered whether Gumbiner Savett Inc.’s provision of non-audit services is compatible with maintaining its independence. The Audit Committee approved the audit fees, audit-related fees, tax fees and all other fees described below and believes such fees are compatible with the independence of Gumbiner Savett Inc.
	2019	2018
Audit Fees	$60,500	$57,000
Audit Related Fees	—	—
Tax Fees	$14,912	—
All Other Fees	$6,528	$21,912
Audit Fees.   “Audit Fees” are the aggregate fees of Gumbiner Savett Inc. attributable to professional services rendered in 2019 and 2018 for the audit of our annual consolidated financial statements and for review of the consolidated financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by Gumbiner Savett Inc. in connection with statutory and regulatory filings or engagements for those fiscal years.
Tax Fees.   “Tax Fees” are the aggregate fees of Gumbiner Savett Inc. billed for professional services rendered to us for tax compliance, tax advice, and tax planning.
All Other Fees.   “All Other Fees” are the aggregate fees of Gumbiner Savett Inc. attributable to customary agreed upon professional services in connection with the underwritten sale of our common stock in February 2018, filing of our Form S-3 in June 2019, and review of our proxy statements.
Pre-approval Policies and Procedures
The Audit Committee is required to review and approve in advance the retention of the independent registered public accounting firm for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The required pre-approval policies and procedures were complied with during 2019 and 2018.
Gumbiner Savett Inc. Representatives at Annual Meeting
We expect that representatives of Gumbiner Savett Inc. will not be present at the Annual Meeting.
Vote Required and Recommendation
This is an advisory vote and does not require a minimum number of votes.
The Board unanimously recommends you vote “FOR” approval of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2020.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
The following is biographical information about our executive officers.
Colin James Deller, Ph.D., Chief Executive Officer
See Dr. Deller’s biography included at Proposal 1.
Brian G. Fike, Chief Financial Officer, Treasurer and Secretary
Mr. Fike was appointed as our Controller in January 2016, as our interim Chief Financial Officer, Secretary and Treasurer in May 2017 and as our Chief Financial Officer on November 12, 2019. Prior to joining the Company, from March 2001 to January 2016, Mr. Fike was employed by Darigold, Inc., a $2.3 billion dairy manufacturing co-op of 500 member farmers, where he successively held the positions of Plant Controller, Accounting and Finance Manager, Strategy Manager and Regional Controller. Prior to his career at Darigold, Mr. Fike held similar positions in the specialty foods and industrial automation industries. Mr. Fike also served eight years in the U.S. Naval Reserve.
Mr. Fike holds a BBA in Accountancy from Boise State University and an MBA from the University of Washington.
None of our executive officers is related to any of our directors or any other officer. None of our executive officers has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Exchange Act. None of our officers was selected as such as a result of an arrangement or understanding between him and any other person.

Summary Compensation Table for 2019 and 2018
The table below summarizes the total compensation paid to or earned by our Chief Executive Officer and our Chief Financial Officer in 2019 and 2018, in accordance with Item 402(m)(2) of Regulation S-K. These officers are referred to herein as the “named executive officers” or “NEOs.” The amounts represented in the “Option Awards” column reflects the stock compensation expense recorded by the Company pursuant to ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive officers for such awards.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
Robert T. Hoffman President, Chief Executive Officer, and Chairman of the Board of Directors	2019	$0	$0(3)	$0	$0	$0
	2018	0	0	0	0	0
Colin J. Deller Chief Executive Officer	2019	306,250	90,000(4)	206,992(5)	59,444	662,686
	2018	0	0	0	0	0
Brian G. Fike Chief Financial Officer	2019	174,250	19,217(4)	50,098	29,941	273,506
	2018	170,000	52,309(6)	13,446	32,491	268,246

(1)
The amounts included in this column are the aggregate dollar amounts of compensation expense recognized by us for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, and includes amounts from option awards granted in 2019, 2018, 2017, and 2016. For information on the valuation assumptions used in calculating these dollar amounts, see Notes 2 and 8 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by the individuals upon option exercise.

(2)
Relates to healthcare benefits, relocation expenses and employer matching in a defined contribution retirement plan available to all employees.

(3)
Mr. Hoffman acted as interim Chief Executive Officer, without compensation, from January 1. 2019 through March 31, 2019.

(4)
Bonuses for 2019 were accrued in 2019 and paid in exerciseable stock options issued during the first quarter of 2020.

(5)
Includes incentive stock option awards of $95,936 from our 2011 Equity Incentive Plan and stock options of $111,056 issued to Dr. Deller as an incentive to accept our offer of employment.

(6)
Bonuses for 2018 were accrued in 2018 and paid in March of 2019.

Outstanding Equity Awards
The following table sets forth information concerning outstanding equity awards held by our NEO’s at December 31, 2019.
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Colin J. Deller	66,667(1)	133,333(1)	$2.25	01-27-29	—	—
	133,333(2)	266,667(2)	$1.16	01-27-29	—	—
Brian G Fike	16,667(1)	33,333(1)	$2.25	12-31-28	—	—
	16,667(1)	33,333(1)	$1.21	12-31-28	—	—
	50,000(3)	— (3)	$1.21	12-31-28	—	—
	9,375(4)	15,625(4)	$1.90	03-31-28	—	—
	6,250(5)	3,750(5)	$3.80	03-31-27	—	—
	4,500(6)	500(6)	$4.21	03-31-26	—	—

(1)
Unearned options vest 33% on the date of award and on January 24th of each calendar year thereafter until fully vested on January 24, 2021. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2019, these options have vested 33%. These options are non-qualified and were issued to Dr. Deller to induce him to accept our offer of employment.

(2)
Unearned options vest 33% on the date of award and on January 24th of each calendar year thereafter until fully vested on January 24, 2021. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2019, these options have vested 33%. Of the 400,000 options, 141,382 are non-qualified and were issued to Dr. Deller to induce him to accept our offer of employment.

(3)
Unearned options vest 100% on the date of award. At December 31, 2019, these options have vested 100%.

(4)
Unearned options vest 6.25% on July 1, 2018 and on the first day of each calendar quarter thereafter until fully vested on April 1, 2022. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2019, these options have vested 37.5%.

(5)
Unearned options vest 6.25% on July 1, 2017 and on the first day of each calendar quarter thereafter until fully vested on April 1, 2021. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2019, these options have vested 62.5%.

(6)
Unearned options vested at the rate of 40% on April 1, 2017 and continue to vest at the rate of 5% on the first day of each calendar quarter thereafter until they are fully vested on April 1, 2020. At December 31, 2019, 90% of these options were vested.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements
Employment Agreement with Colin James Deller
On January 28, 2019 (the “Effective Date”), the Company and Colin James Deller entered into an employment agreement pursuant to which the Company employed Dr. Deller as its President until April 1, 2019, at which time Dr. Deller became the Company’s Chief Executive Officer. Pursuant to the agreement, the Company pays Dr. Deller an annual salary of $350,000. As an inducement to accept employment with the Company, Dr. Deller was also granted an option to purchase 400,000 shares of the Company’s common stock at an exercise price of $1.16 per share and an option to purchase 200,000 shares of the Company’s common stock at an exercise price of $2.25 per share. Each option has a term of 10 years and will vest as follows: the right to purchase one-third of the shares of common stock subject to the option vested on the Effective Date and the right to purchase one-third of the shares will vest on the first day of each calendar year thereafter. The Company has agreed to pay certain expenses, not to exceed the sum of $100,000, related to Dr. Deller’s move from Tulsa, Oklahoma to Seattle, Washington, including reasonable expenses related to the sale of his home in Tulsa. As a temporary adjustment for the difference in the cost of living between Tulsa and Seattle (the “Relocation Adjustment”), for a period of four years (the “Payment Period”) from the Effective Date, the Company has also agreed to pay up to $6,000 a month to Dr. Deller for expenses related to temporary housing and travel to and from Tulsa to Seattle. If Dr. Deller purchases a home in the Seattle area, the Relocation Adjustment will continue to be paid through the expiration of the Payment Period, although the Relocation Adjustment may be adjusted or terminated upon mutual agreement of Dr. Deller and the Company. The agreement may be terminated by the Company for cause, as defined in the agreement, due to Dr. Deller’s death or disability, upon 30 days’ notice to Dr. Deller or as a result of a change in control, as defined in the agreement. With the exception of a termination for cause, if Dr. Deller’s employment is terminated by the Company, aside from accrued but unpaid salary, bonus (if any) and business expenses, Dr. Deller will receive the balance of the unpaid Relocation Adjustment and 6 months of his annual salary.
Change of Control Arrangements
All of the option awards and stock awards granted to the Company’s executive officers include change-in-control arrangements whereby any unvested stock options would vest or any repurchase rights for stock grants or, if exercised prior to vesting, stock options, would terminate as a result of a change in control.
Compensation Discussion
Overview
The Compensation Committee of the Board administers our executive compensation and benefit programs. The Compensation Committee is comprised exclusively of independent directors and oversees all compensation and benefit programs and actions that affect our executive officers.
Compensation Process and Role of Management
The Compensation Committee is responsible for determining and approving all compensation for our executive officers. Pursuant to its charter, the Compensation Committee recommends to the full Board the salary, annual incentive compensation or bonus, long-term incentive compensation in the form of stock options or stock grants, and all other employment, severance and change-in-control agreements applicable to executive officers. As discussed below, our Chief Executive Officer assists the Compensation Committee in its deliberations with respect to the compensation payable to our other executive officers.
At the end of or immediately following each fiscal year, our Chief Executive Officer evaluates executive officer performance during the year, other than his own performance, and discusses the results of such evaluations with the Compensation Committee. The Chief Executive Officer assesses each executive officer’s performance during the year based upon subjective factors concerning such officer’s individual business goals and objectives, and the contributions made by the executive officer to our overall results. The Chief Executive Officer then makes specific recommendations to the Compensation Committee for adjustments to base salary and the grant of a target bonus and/or equity award, if appropriate, as part of the compensation package for each executive officer, other than himself, for the next fiscal year.
The Compensation Committee reviews the performance of the Chief Executive Officer and determines all compensation for the Chief Executive Officer. The Chief Executive Officer is not present at the time the Compensation Committee reviews his performance and discusses his compensation.
Evaluation of Compensation Practices
In 2017, the Compensation Committee engaged Willis Towers Watson to evaluate both our executive compensation program and our director compensation program. The objective was to determine the equity and competitiveness of our practices with those of peer companies and relevant standards promulgated by shareholder rights organizations and other relevant stakeholders. Although the study analyzed executive compensation comprehensively, there was particular focus on equity incentives for executives. The Compensation Committee integrated the results of the May 2017 study into its evaluation of executive compensation and director compensation for the years 2018 and 2019. Willis Towers Watson provided no other services to us following the evaluation. The Compensation Committee is currently reviewing compensation trends, especially at other companies that it considers to be similar, to further evaluate current compensation levels for executives and directors.

PROPOSAL 3 — APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)
In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the Securities and Exchange Commission, are mandating that public companies initiate procedures to ensure that shareholders have input on compensation programs for named executive officers. This is commonly known as “Say-on-Pay”.
Our Board values and encourages constructive dialogue on executive compensation and other important governance topics with our shareholders, to whom it is ultimately accountable. We urge you to read this proxy statement for additional details on the Company’s executive compensation.
Our Say-on-Pay Proposal is designed to provide our shareholders with the opportunity to consider and vote upon the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation table and narrative discussion. Although the vote is advisory and non-binding on the Company or the Board, our Board and the Compensation Committee will review the voting results. To the extent there is any significant lack of support for the compensation of our named executive officers, we would expect to initiate procedures designed to help us better understand shareholder concerns. We ask our shareholders to approve a Say-on-Pay proposal each year.
Marking the proxy card “For” indicates support for the compensation of our named executive officers; marking the proxy card “Against” indicates lack of support for the compensation of our named executive officers. You may abstain by marking the “Abstain” box on the proxy card.
Vote Required and Recommendation
This is an advisory vote and does not require a minimum number of votes.
The Board unanimously recommends you vote “FOR” the approval of the compensation paid to our named executive officers.

PROPOSAL 4 — APPROVE ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IN THE ABSENCE OF A QUORUM
We are asking our shareholders to approve a proposal that will allow us to adjourn the Annual Meeting to a later date or dates to solicit additional proxies if we do not have a quorum at the Annual Meeting. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies until a quorum is obtained.
Our Board believes that it is in the best interests of our Company and our shareholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the above referenced reasons.
Vote Required and Recommendation
If a quorum is not present at the Annual Meeting, Section 2, Subsection 2.8 of our bylaws states that a majority of the votes represented may adjourn the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum.
The Board unanimously recommends you vote FOR the proposal allowing the Board to adjourn the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies in the absence of a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information known to us about beneficial ownership of our common stock by:
•
each of our directors;

•
each individual identified as an NEO in the section of this report titled “Executive Compensation”;

•
all of our directors and executive officers as a group; and

•
each person known by us to beneficially own 5% or more of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire ownership of on or before June 23, 2020, which is 60 days from the Record Date, through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable on or before June 23, 2020 are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person.
To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on ClearSign’s shares of common stock outstanding as of the Record Date.
Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership(2)	Percent of Class
Directors and Officers:
Colin J. Deller	578,161(3)	2.1%
Brian G. Fike	182,667(4)	0.7%
Robert T. Hoffman	5,443,715(5)	20.3%
Lon E. Bell, Ph.D.	466,499(6)	1.7%
Susanne Meline	190,272(7)	0.7%
Bruce A. Pate	260,250(8)	1.0%
All Directors and Executive Officers as a Group (6 persons)	7,121,564	25.6%
5% Owners
CLIR SPV LLC	5,213,543	19.5%

(1)
The address of each officer and director is 12870 Interurban Avenue South, Seattle, Washington 98168.

(2)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally assigned to the person holding voting power and/or investment power with respect to securities. With the exception of the securities beneficially owned by our officers and directors and their affiliates, the ownership of the shares of common stock listed above were determined using public records.

(3)
Includes options to purchase 578,161 shares of common stock which may be exercised on or before June 23, 2020. Excludes options to purchase 200,000 shares of common stock none of which will vest on or before June 23, 2020.

(4)
Includes common stock holdings of 1,000 shares and options to purchase 181,667 shares of common stock which may be exercised on or before June 23, 2020. Excludes options to purchase 48,333 shares of common stock, none of which will vest on or before June 23, 2020.

(5)
Includes common stock holdings of 123,672 shares and options to purchase 106,500 shares of common stock which may be exercised on or before June 23, 2020. Mr. Hoffman is the managing member of GPCLIRSPVLLC which is the managing member of CLIRSPV LLC, the owner of 5,213,543 shares of common stock. Mr. Hoffman disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in CLIRSPV LLC.

(6)
Includes common stock holdings of 381,499 shares and options to purchase 85,000 shares of common stock which may be exercised on or before June 23, 2020. Dr. Bell’s term as a director will expire on the date of the Annual Meeting.

(7)
Includes common stock holdings of 76,522 shares and options to purchase 113,750 shares of common stock which may be exercised on or before June 23, 2020.

(8)
The shares of common stock are owned 100,000 shares by the Pate Family Trust and 70,000 shares by Pate Capital Partners LP, a private investment partnership. Includes options to purchase 90,250 shares of common stock which may be exercised on or before June 23, 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Participation in Common Stock Offering
In February 2018, the Company completed a secondary offering. The following current and former directors and officers participated in the offering on the same terms as the other investors and purchased shares of our common stock at a price of $2.25 per share.
Directors and Officers	Shares Purchased
Stephen E. Pirnat	10,000
Brian G. Fike	1,000
Lon E. Bell, Ph.D.	111,000
Susanne Meline	22,222
All Directors and Executive Officers as a Group (4 persons)	144,222
Investment by clirSPV LLP and Appointment of Robert T. Hoffman Sr. to the Board of Directors
In July 2018, clirSPV LLC purchased 5,213,543 shares of our common stock at a price of $2.25 per share. Robert T. Hoffman Sr., one of our directors, is the managing member of GPCLIRSPV LLC, which is the managing member of clirSPV LLC. Mr. Hoffman has voting and investment control over the shares of common stock owned by clirSPV LLC. In conjunction with the investment made by clirSPV LLC, we entered into a Voting Agreement with clirSPV LLC pursuant to which Mr. Hoffman was named as a director.
The Stock Purchase Agreement permitted clirSPV LLC to purchase from the Company up to an aggregate 478,854 shares of common stock at a price of $4 per share. This right expired on February 1, 2019. The Stock Purchase Agreement also permits clirSPV LLC to participate in future capital raising transactions on the same terms as other investors participating in such transactions. This right will expire on December 31, 2023.
Agreements with Stephen E. Pirnat
On December 31, 2018, we executed a Consulting Agreement and a Confidential Separation Agreement and General Release (“Release Agreement”) with Stephen Pirnat, our former Chief Executive Officer and director.
The Consulting Agreement had a term of two years, beginning on January 1, 2019 and ending on December 31, 2020. Pursuant to the Consulting Agreement, Mr. Pirnat agreed to provide services concerning the business and operations of the Company including, but not limited to, assistance with the transition of responsibilities to our new Chief Executive Officer and any other service previously performed by Mr. Pirnat during his tenure as the Company’s Chief Executive Officer, including any service that may relate to our reporting requirements under the Securities Exchange Act of 1934, as amended. We agreed to pay Mr. Pirnat $1.00 for each day he provided services under the Consulting Agreement and to reimburse him for expenses incurred in providing the services. The Consulting Agreement terminated on February 9, 2020 due to the death of Mr. Pirnat.
In exchange for a full release of any and all claims relating to his employment that Mr. Pirnat may have had against us, we agreed to waive our right to repurchase 16,875 shares of common stock subject to an option that we issued to Mr. Pirnat on April 23, 2016 and we agreed to extend the term of all of the options to purchase 300,000 shares of common stock held by Mr. Pirnat to December 31, 2020. Mr. Pirnat’s representative will have until December 31, 2020 to exercise the options.
Agreements with Roberto Ruiz
On January 4, 2019, we executed a Consulting Agreement and a Confidential Separation Agreement and General Release (“Release Agreement”) with Roberto Ruiz, our former Chief Operating Officer.

The Consulting Agreement has a term of two years, beginning on January 5, 2019 and ending on December 31, 2020. Pursuant to the Consulting Agreement, during the period from January 5, 2019 through March 31, 2019 (the Initial Consulting Period”), Mr. Ruiz must provide us with services, as we request them. Beginning on April 1, 2019 and through the end of the term, any services to be provided will be agreed upon by us and Mr. Ruiz. During the Initial Consulting Period, Mr. Ruiz was paid a fee of $70,455 for services provided to us.
Pursuant to the Release Agreement, in exchange for a full release of any and all claims relating to his employment that Mr. Ruiz may have had against us, we agreed to pay the cost of his health insurance premiums during the Initial Consulting Period.
Other than as disclosed above and in the sections of this proxy statement that discuss executive compensation and compensation paid to our non-executive directors, during our last two fiscal years through the date of this proxy statement, there has not been any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS
AND SHAREHOLDER PROPOSALS
Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2021 Annual Meeting of shareholders must be received by us no later than January 1, 2021,which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Shareholder proposals should be addressed to our Secretary at 12870 Interurban Avenue South, Seattle, Washington 98168.
Recommendations from shareholders that are received after the deadline likely will not be considered timely for consideration by the Board for next year’s Annual Meeting.

OTHER MATTERS
The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.
The Company’s Annual Report on Form 10-K for the year ended December 31, 2019 is being mailed with this proxy statement to shareholders entitled to notice of the Annual Meeting. The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. Copies of exhibits to the Annual Report may be obtained from us upon the payment of the reasonable expenses we incur in copying and mailing any requested exhibit.
If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Brian G. Fike, Chief Financial Officer, 12870 Interurban Avenue South, Seattle, Washington 98168, telephone number (206) 673-4848.
Copies of the documents referred to in this proxy statement that appear on our website are also available upon request by any shareholder addressed to our Secretary, ClearSign Technologies Corporation, 12870 Interurban Avenue South, Seattle, Washington 98168.

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/16/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

1. Election of Directors

Nominees

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000465881_1 R1.0.1.18

111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345→x02 0000000000JOB #1 OF 21 OF 2 PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARESTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 0 00 00000465881_1 R1.0.1.18For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01 Robert T. Hoffman 02 Susanne L. Meline 03 Colin J. Deller 04 Bruce A. PateCLEARSIGN TECHNOLOGIES CORP12870 INTERURBAN AVENUE SOUTHSEATTLE, WA 98168Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 06/16/2020. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CLIR2020You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/16/2020. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain2. Approve, on an advisory basis, the appointment of Gumbiner Savett Inc. as the Company's independent registeredpublic accounting firm for the fiscal year ending December 31, 2020.3. Approve, on an advisory basis, the compensation paid to the Company's named executive officers ("Say-on Pay").4. Approve one or more as adjournments of the Annual Meeting to a later date or dates to solicit additionalproxies in the absence of a quorum.NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournments thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.Yes NoPlease indicate if you plan to attend this meeting

0000465881_2 R1.0.1.18Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/areavailable at www.proxyvote.comCLEARSIGN TECHNOLOGIES CORPORATIONAnnual Meeting of ShareholdersJune 17, 2020 10:00 AM Pacific TimeThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Colin James Deller and Brian G. Fike, or either of them, as proxies, each with the powerto appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of thisballot, all of the shares of common stock of CLEARSIGN TECHNOLOGIES CORPORATION that the shareholder(s) is/areentitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM Pacific Time on June 17th atwww.virtualshareholdermeeting.com/CLIR2020, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors’ recommendations.Continued and to be signed on reverse side